Exhibit 28.5
                              WACHOVIA CORPORATION
                        WACHOVIA CREDIT CARD MASTER TRUST
                                  SERIES 2000-1
                          MONTHLY SERVICING CERTIFICATE

Pursuant to the Amended and Restated Pooling and Servicing Agreement, dated as of June 4, 1999 (as may be amended, from time to time, the "Agreement"), as supplemented by the Series 2000-1 Supplement (as amended and Supplemented, the "Series Supplement"), each between The First National Bank of Atlanta as Servicer and Transferor and The Bank of New York, as Trustee, the Servicer is required to prepare certain information each month regarding distributions to Certificateholders and the performance of the Trust. The information with respect to the applicable Distribution Date and Monthly Period is set forth below.

                                                                    Monthly Period:                                     11/30/2000
                                                                    Transfer Date                                       12/14/2000
                                                                    Distribution Date:                                  12/15/2000
                                                                    Period                                                       4
                                                                         (Revolving =  0-48,
                                                                         Controlled Accumulation = 49-60)
                                                                    Current Libor Rate                                    6.62000%
                                                                    Julian Days in Current Period                               30
                                                                    Coupon Period                            11/15/2000-12/14/2000



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ORIGINAL DEAL PARAMETERS

Class A Initial Investor Interest                                                                                  $637,500,000.00
Class B Initial Investor Interest                                                                                   $52,500,000.00
Collateral Initial Investor Interest                                                                                $60,000,000.00
                                                                                                            -----------------------
Total Initial Investor Interest                                                                                    $750,000,000.00



Prior Month's Spread Account Balance                                                                                         $0.00
Increase(Decrease) in Spread Account during the current period                                                               $0.00
                                                                                                            -----------------------
Amount on Deposit in Spread Account                                                                                          $0.00


Class A Certificate Rate               11/15/2000-12/14/2000                                                              6.77000%
Class B Certificate Rate               11/15/2000-12/14/2000                                                              7.00000%
Collateral Certificate Rate            11/15/2000-12/14/2000                                                              7.42000%

Servicing Fee Percentage                                                                                                   2.0000%
Discount Percentage                                                                                                        0.0000%

I. RECEIVABLES IN THE TRUST

Beginning of the Period Principal Receivables                                                                     $3,334,724,952.25
Beginning of the Period Finance Charge Receivables                                                                   $44,430,048.45
Beginning of the Period Discounted Receivables                                                                                $0.00
Beginning of the Period Total Receivables                                                                         $3,379,155,000.70

Removed Principal Receivables                                                                                                 $0.00
Removed Finance Charge Receivables                                                                                            $0.00
Removed Total Receivables                                                                                                     $0.00

Additional Principal Receivables                                                                                              $0.00
Additional Finance Charge Receivables                                                                                         $0.00
Additional Total Receivables                                                                                                  $0.00


End of Period Principal Receivables                                                                               $3,341,645,625.34
End of Period Finance Charge Receivables                                                                             $47,497,435.38
End of Period Discounted Receivables                                                                                          $0.00
End of Period Total Receivables                                                                                   $3,389,143,060.72

II. INVESTED AMOUNTS AND ALLOCATION PERCENTAGES

Class A Initial Investor Interest                                                                                   $637,500,000.00
Class B Initial Investor Interest                                                                                    $52,500,000.00
Collateral Initial Investor Interest                                                                                 $60,000,000.00
Total Initial Investor Interest                                                                                     $750,000,000.00

Class A Investor Interest                                                                                           $637,500,000.00
Class B Investor Interest                                                                                            $52,500,000.00
Collateral Investor Interest                                                                                         $60,000,000.00
Total Investor Interest                                                                                             $750,000,000.00

Adjusted Investor Interest                                                                                          $750,000,000.00

Floating Allocation Percentage                                                                                             22.4906%
Class A Floating Allocation Percentage                                                                                     85.0000%
Class B Floating Allocation Percentage                                                                                      7.0000%
Collateral Floating Allocation Percentage                                                                                   8.0000%

Fixed Investor Percentage                                                                                                  22.4906%
Class A Fixed Allocation Percentage                                                                                        85.0000%
Class B Fixed Allocation Percentage                                                                                         7.0000%
Collateral Fixed Allocation Percentage                                                                                      8.0000%

Total Servicing Fee                                                                                                   $1,250,000.00

Investor Defaulted Amount                                                                                             $3,101,860.50

III. SELLER'S INTEREST, RETAINED INTEREST AND EXCESS FUNDING ACCOUNT

Beginning Seller's Interest                                                                                    $1,188,771,152.25
Ending Seller's Interest                                                                                       $1,195,691,825.34
Required Seller's Interest                                                                                       $166,909,264.44
Current Month Deposit into Excess Funding Account                                                                          $0.00
Amount on deposit in Excess Funding Account                                                                                $0.00

IV. PERFORMANCE SUMMARY

COLLECTIONS:
Collections of Principal Receivables                                                                             $328,826,644.18
Collections of Finance Charge Receivables                                                                         $44,430,048.45
Collections of Interchange (Series 2000-1)                                                                         $1,003,868.04
       Servicer Interchange                                                                                          $625,000.00
       Net Interchange                                                                                               $378,868.04
Collections of Recoveries                                                                                          $1,040,731.98
Total Finance Charge Collections                                                                                  $46,474,648.47
Total Payment Collections                                                                                        $373,256,692.63
Total Collections                                                                                                $375,301,292.65

DELINQUENCIES AND LOSSES:
End of the month delinquencies:
          30 days delinquent                                                                                      $40,890,523.19
          60 days delinquent                                                                                      $23,650,206.99
          90 days delinquent                                                                                      $18,548,455.19
          120 + days delinquent                                                                                   $26,640,964.77

          Total 30 + days delinquent                                                                             $109,730,150.14


Gross Charge-Offs during the month                                                                                $13,791,802.15
Recoveries during the month                                                                                        $1,040,731.98
Net Charge-Offs during the month                                                                                  $12,751,070.17

Defaulted Amount (excluding recoveries)                                                                           $13,791,802.15

                                                                            # of Accounts                                 Amount
Total amount/number of Accounts in Trust (at end of month)                      2,300,658                      $3,389,143,060.72

V. AVAILABLE SERIES 2000-1 FINANCE CHARGE COLLECTIONS

Available Series 2000-1 Finance Charge Collections                                                   $10,605,524.15

Class A Available Finance Charge Collections                                                          $9,014,695.53

Class A Interest                                                                                      $3,596,562.50
Class A Deficiency Amount                                                                                     $0.00
Class A Additional Interest                                                                                   $0.00
Class A Investor Defaulted Amount                                                                     $2,636,581.43

Class A Servicing Fee [if Wachovia]                                                                     $531,250.00
Accrued and Unpaid Class A Servicing Fee                                                                      $0.00
Servicing Fee [if not Wachovia]                                                                               $0.00

Excess Spread Class A                                                                                 $2,250,301.60

Class B Available Finance Charge Collections                                                            $742,386.69

Class B Interest                                                                                        $306,250.00
Class B Deficiency Amount                                                                                     $0.00
Class B Additional Interest                                                                                   $0.00

Class B Servicing Fee [if Wachovia]                                                                      $43,750.00
Accrued and Unpaid Class B Servicing Fee                                                                      $0.00
Servicing Fee [if not Wachovia]                                                                               $0.00

Excess Spread Class B                                                                                   $392,386.69

Collateral Available Finance Charge Collections                                                         $848,441.93

Servicing Fee [if not Wachovia]                                                                               $0.00

Excess Spread Collateral                                                                                $848,441.93

Total Excess Finance Charge Collections                                                               $3,491,130.22

Class A Required Amount                                                                                       $0.00

Class A Investor Charge-off Reimbursement                                                                     $0.00

Class B Required Amount                                                                                       $0.00



Collateral Interest                                                                                     $371,000.00
Collateral Deficiency Amount                                                                                  $0.00
Collateral Additional Interest                                                                                $0.00

Collateral Accrued and unpaid collateral interest                                                              $0.00

Class B Investor Defaulted Amount                                                                        $217,130.24

Collateral Servicing Fee [if Wachovia]                                                                    $50,000.00

Collateral Investor Defaulted Amount                                                                     $248,148.84

Collateral Investor Charge-Off Reimbursement                                                                   $0.00

Deposit to Reserve Account

Shared Excess Finance Charge Collections                                                               $2,604,851.14

VI.  YIELD and BASE RATE

Base Rate

Base Rate                                                                                                    8.8381%
Base Rate (prior month)                                                                                      8.8381%
Base Rate (2 months ago)                                                                                     9.0673%

3 Month Average Base Rate                                                                                    8.9145%

Portfolio Yield

Portfolio Yield (current month)                                                                             13.0059%
Portfolio Yield (prior month)                                                                               14.9877%
Portfolio Yield (2 months ago)                                                                              13.1071%
3 Month Average Portfolio Yield                                                                             13.7002%
Portfolio Adjusted Yield                                                                                     4.7857%

VII.  PORTFOLIO PERFORMANCE RATES

Gross Charge-Offs ((% of Total Receivables Outstanding (at beginning of month))                              4.8977%
Gross Charge-Offs ((% of Principal Receivables Outstanding (at beginning of month ))                         4.9630%
Monthly Payment Rate ((% of Total Receivables Outstanding (at beginning of month))                          11.0459%
Gross Yield (annualized)                                                                                    17.9688%
Portfolio Yield (3 month average)                                                                           13.7002%
Base Rate (3 month average)                                                                                  8.9145%
Excess Finance Charge Collections % (Current Month Including Servicer Interchange)                           4.1678%

VIII.  PRINCIPAL COLLECTIONS

Class A Principal Allocation Percentage                                                                               85.0000%
Class A Monthly Principal                                                                                       $62,861,851.78
Class B Principal Allocation Percentage                                                                                7.0000%
Class B Monthly Principal                                                                                        $5,176,858.38
Collateral Principal Allocation Percentage                                                                             8.0000%
Collateral Monthly Principal                                                                                     $5,916,409.58

Total Monthly Principal                                                                                         $73,955,119.74

Reallocated Principal Collections                                                                                        $0.00
Shared Principal Collections allocable from other Series                                                                 $0.00

IX.  INVESTOR CHARGE-OFFS
CLASS A INVESTOR CHARGE-OFFS
Class A Investor Charge-Offs                                                                                             $0.00
Class A Investor Charge-Offs per $1,000 original certificate principal amount                                            $0.00
Total amount reimbursed in respect of Class A Investor Charge-Offs                                                       $0.00
Total amount reimbursed in respect of Class A Investor Charge-Offs per $1,000 original
  certificate principal amount                                                                                           $0.00
The amount, if any, by which the outstanding principal balance of the Class A Certificates exceeds the Class A Investor Interest after giving effect to all transactions on such
     Distribution Date.                                                                                                  $0.00
CLASS B INVESTOR CHARGE-OFFS
Class B Investor Charge-Offs                                                                                             $0.00
Class B Investor Charge-Offs per $1,000 original certificate principal amount                                            $0.00
Total amount reimbursed in respect of Class B Investor Charge-Offs                                                       $0.00
Total amount reimbursed in respect of Class B Investor Charge-Offs per $1,000 original
  certificate principal amount                                                                                           $0.00
The amount, if any, by which the outstanding principal balance of the Class B Certificates exceeds the Class B Investor Interest after giving effect to all transactions on such
     Distribution Date.                                                                                                  $0.00
Collateral INVESTOR CHARGE-OFFS
Collateral Investor Charge-Offs                                                                                          $0.00
Collateral Investor Charge-Offs per $1,000 original certificate principal amount                                         $0.00
Total amount reimbursed in respect of Collateral Investor Charge-Offs                                                    $0.00
Total amount reimbursed in respect of Collateral Investor Charge-Offs per $1,000 original
  certificate principal amount                                                                                           $0.00
The amount, if any, by which the outstanding principal balance of the Collateral Certificates exceeds the Collateral Investor Interest after giving effect to all transactions on such
     Distribution Date.                                                                                                  $0.00


X.  AMORTIZATION

Current Monthly Amount deposited in Principal Funding Account                                           $0.00
Cumulative Amount Deposited in Principal Funding Account prior to current month                         $0.00
Current Month Accumulation Shortfall                                                                    $0.00
Current Month Principal Funding Account Investment Proceeds                                             $0.00
Current Month Reserve Account Amount Deposited in the Finance Charge Account                            $0.00
Cumulative Reserve Account Amount                                                                       $0.00
Required Reserve Account Draw Amount                                                                    $0.00
Amount Withdrawn From Principal Funding Account Deposited Into Distribution Account                     $0.00

Cumulative Class A principal paid (as of prior distribution dates)
Class A Principal Payments                                                                              $0.00
Class A Principal Payments per $1,000 original principal certificate amount
Total Class A Principal Paid                                                                            $0.00

Cumulative Class B principal paid (as of prior distribution dates)
Class B Principal Payments                                                                              $0.00
Class B Principal Payments per $1,000 original principal certificate amount
Total Class B Principal Paid                                                                            $0.00

Cumulative Collateral Principal Paid (as of prior distribution dates)
Collateral Principal Payments                                                                           $0.00
Collateral Principal Payments per $1,000 original principal certificate amount
Total Collateral Principal Paid                                                                         $0.00

Principal Paid to Transferor Certficateholder                                                           $0.00

                     The First National Bank of Atlanta, as Servicer
                     Date: December 8, 2000

                     By:  Michael L. Scheuerman
                     Title:  Senior Vice President